BIA SMALL-CAP GROWTH FUND
                             BIA GROWTH EQUITY FUND




                                  ANNUAL REPORT

                                  MAY 31, 2000

--------------------------------------------------------------------------------
BIA SMALL-CAP GROWTH FUND
ANNUAL REPORT
MAY 31, 2000
--------------------------------------------------------------------------------


Dear Fellow Shareholder:

We are pleased to report results for the BIA Small-Cap Growth Fund for the fiscal year period ended May 31, 2000. Since inception (June 28, 1999), the Fund's net asset value rose 38.2% as compared to 17.1% for the Russell 2000(R) Growth Index and 7.9% for the S&P 500 Index. During the six months ended May 31, 2000, the Fund's net asset value rose 12.4% as compared to increases of 5.4% and 2.9% for the Russell 2000(R) Growth and S&P 500, respectively. These results reflect the high underlying growth rate of the portfolio companies and the historical success of the long-term strategy that we have followed since 1994.1

Our investment philosophy is based on the simple premise that the value of a portfolio of rapidly growing companies, over the long-term, will reflect the earnings growth of those companies. Furthermore, despite the volatile nature of the small-cap sector, we believe that the rapid growth of these companies (currently greater than 35% per year) should overwhelm the market volatility as the earnings compound at high rates.

Portfolio companies must meet the criteria dictated by our philosophy. First, each company must address a market opportunity that is very large relative to the company's current size. This is necessary because it allows a company to grow for many years without being constrained by its market. Second, we require that the company offer a product, service or technology that is unique enough to withstand significant competitive challenges. In addition, we seek a management team that is talented and imaginative and whose interests are aligned with those of their shareholders. Management must also have a business plan to address this market opportunity which we are able to understand and monitor as a means of measuring their progress and their ability to manage rapid growth. Lastly, companies must have the ability to grow earnings at an annual rate of 20% or more for many years. In fact, portfolio companies earnings have grown at 35% per year over the last five years and are projected to continue to do so. Following these criteria, we attempt to construct a portfolio of companies that can be held for the long-term, thereby minimizing portfolio turnover and seeking to benefit from the compounding of this high earnings growth rate.

The period since the Fund's inception has vividly demonstrated the volatility of the small-cap sector. In the years leading up to the market's recent peak in March 2000, many small companies in favored sectors such as Internet and biotechnology saw their shares advance several hundred percent, only to have them cut by 50% or more in a matter of weeks. Many companies went public in very successful initial offerings, even though they lacked clear plans or a means to achieve profitability and appeared to be dominated by short-term trading strategies.

In this challenging environment, we continue to look for profitable companies with strong fundamentals that exhibit the ability to produce high sustainable growth. For example, the recent decline in the overall market, and especially in technology issues, created opportunities to buy, at very attractive valuations, several fundamentally strong companies with excellent growth prospects.






-----------------------

1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. DUE TO CURRENT MARKET VOLATILITY, THE PERFORMANCE OF THE FUND MAY BE LESS THAN THE FIGURES SHOWN HERE.


                                       1                          FORUM FUNDS[R]

--------------------------------------------------------------------------------
BIA SMALL-CAP GROWTH FUND
ANNUAL REPORT (continued)
MAY 31, 2000
--------------------------------------------------------------------------------

In conclusion, while the volatility of our sector does from time-to-time lead to excessive valuations, volatility also creates significant opportunities for long-term investors. We hope you are pleased with the near-term results and we look forward to reporting to you in the years ahead.


Frederick L. Meserve, Jr.
Portfolio Manager

-----------------------

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged, market value weighted index which is widely regarded to be representative of small-company stocks in general. The S&P 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded large capitalization stocks. You cannot invest directly in any index.

The views in this report were those of the Fund's manager as of May 31, 2000, and may not reflect the views of the manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.











                                       2                          FORUM FUNDS[R]

--------------------------------------------------------------------------------
BIA GROWTH EQUITY FUND
ANNUAL REPORT
MAY 31, 2000
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The US economy has been on a roll in recent years, buoyed by strong global demand growth, low inflation, rising corporate profits and low interest rates. The equity markets have clearly been one of the primary beneficiaries of this environment, as stocks of all sizes have registered above-trend returns. Over the past five years, US large cap stocks have returned in excess of 28% annually, nearly three times the long-term average of just over 10%. Technology stocks have led the charge, as spending for information processing equipment and software has surged. However, as the bull market moved into record territory, investors began to believe that our technology-based "new economy" would be able to flourish indefinitely without the normal inflationary pressures. Until recently, they appeared to be more right than wrong. As 1999 progressed, more and more signs hinted at an overheating economy, with the pressure on wages and prices mounting. Many sectors of the market reacted rationally but valuations for technology shares continued to defy gravity. It looked as if traditional valuation metrics were not appropriate for the high-flying stocks associated with the Internet revolution. It was clearly different this time...or was it?

All of this serves not only as a reminder of the recent past, but as a lead in to the performance of the Growth Equity Fund. For much of its early life, the Fund has enjoyed the wind at its back - global economic strength, significant productivity gains, strong corporate earnings growth and rising stock prices. Most sectors have benefited from the markets' general feeling of good health and our strategy of broad sector diversification has worked to our advantage. The Fund's performance has been good, posting an advance of 8.6% versus a 7.9% gain for the S&P 500 Index. 1

Our investment focus has always been to simply buy shares of companies that are positioned to exploit large and growing market opportunities. Over the past few years, this has led to a significant allocation to technology, broadly defined to include communications equipment, hardware, software, semiconductors and information technology services.

Two major factors are driving the impressive performance of the tech sector. One is the strong underlying demand for products that improve the flow of data between individuals and businesses. In this environment, capital always flows to the bottleneck in an attempt to solve it. Currently, capital spending continues to be driven by the rapid adoption of e-commerce business models and by pent-up demand following Y2K spending moratoriums. The other explanation for the flight to tech is the public's renewed interest in the stock market and the allure of the fast growing technology stocks.

However, the performance gap between "old" economy and "new" economy stocks has resulted in extreme divergences between the valuation levels of these groups. Many technology stocks now trade at record valuations, despite the recent correction in the sector. As portfolio managers, we have been forced to reconcile our attraction to the impressive fundamentals of the tech sector with these premium valuations. The result has been that in recent months we have trimmed some of our favorite long-term holdings as the position sizes grew to be quite large (Cisco Systems, Intel). We have repositioned the money into areas were we saw relative value, adding to positions in financial services (Chase Manhattan, AIG), healthcare (Medtronic) and select growth cyclicals (Tyco). We also took this opportunity to initiate a limited number of new positions in quality growth companies (Anheuser Busch, The Gap, Amgen).

Our investment style strikes a balance between seeking great growth companies and buying at reasonable valuations. This balanced approach to investing has been an effective style in the current volatile market conditions.







-----------------------

1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. DUE TO CURRENT MARKET VOLATILITY, THE PERFORMANCE OF THE FUND MAY BE LESS THAN THE FIGURES SHOWN HERE.


                                       3                          FORUM FUNDS[R]

--------------------------------------------------------------------------------
BIA GROWTH EQUITY FUND
ANNUAL REPORT
MAY 31, 2000
--------------------------------------------------------------------------------

Going forward, we must pay particular attention to the challenges facing today's market - an economy showing signs of weakening, rising interest rates and input prices and valuations that leave no room for poor management execution. Although the near term may continue to be volatile, our longer-term outlook for stocks is quite constructive. We believe that global economic health will continue and productivity enhancements will lead to strong corporate earnings growth. We have positioned the Fund to take advantage of these trends across a broad range of economic sectors.


Geoffrey R. B. Carey, CFA                   Jane W. Korhonen, CFA
Portfolio Manager                           Portfolio Manager




-----------------------

The S&P 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. You cannot invest directly in any index.

The views in this report were those of the Fund's managers as of May 31, 2000, and may not reflect the views of the managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice













                                       4                          FORUM FUNDS[R]

PERFORMANCE CHARTS & ANALYSIS
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

These charts reflect the change in value of a $10,000 investment, including reinvested dividends and distributions, in BIA Growth Equity Fund and BIA Small-Cap Growth Fund, compared with a broad-based securities market index, since each Fund's inception (June 28, 1999). The Standard and Poor's 500 Composite Index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell 2000[R] Growth Index measures the performance of those Russell 2000[R] Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of each Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. Each Fund is professionally managed while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for less than one year are not annualized. Due to current market volatility, the performance of the Funds may be less than the figures shown below.

Performance information presented here represents only past performance and does not necessarily indicate future results.

     BIA SMALL-CAP GROWTH FUND VS                                BIA GROWTH EQUITY FUND VS.
      RUSSELL 200[R] GROWTH INDEX                                     S&P 500 INDEX


Cumulative Total Return on 5/31/00                        Cumulative Total Return on 5/31/00
Since Inception on 6/28/99:           38.20%              Since Inception on 6/28/99:          8.59%


Investment Value on 5/31/00                               Investment Value on 5/31/00
BIA Small Cap Growth Fund:           $13,820              BIA Growth Equity Fund:            $10,859
Russell 2000[R] Growth Index:        $11,713              S&P 500 Index:                     $10,801

            BIA SMALL-CAP   RUSSELL 2000[R]                              BIA GROWTH      S&P 500
            GROWTH FUND      EQUITY INDEX                               EQUITY FUND       INDEX
06/28/99        10,000          10,000                      06/28/99       10,000        10,000
06/28/99        10,000          10,000                      06/28/99       10,000        10,000
07/31/99         9,820           9,983                      07/31/99        9,990         9,999
08/31/99         9,720           9,610                      08/31/99        9,900         9,949
09/30/99        10,320           9,795                      09/30/99        9,536         9,677
10/31/99        11,040          10,046                      10/31/99       10,096        10,289
11/30/99        12,300          11,108                      11/30/99       10,347        10,497
12/31/99        15,320          13,066                      12/31/99       10,878        11,115
01/31/00        13,940          12,944                      01/31/00       10,558        10,556
02/29/00        19,850          15,956                      02/29/00       10,418        10,356
03/31/00        16,450          14,279                      03/31/00       11,329        11,368
04/30/00        14,800          12,837                      04/30/00       10,959        11,027
05/31/00        13,820          11,713                      05/31/00       10,859        10,801


                                       5                          FORUM FUNDS[R]

--------------------------------------------------------------------------------
BIA SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2000
--------------------------------------------------------------------------------
COMMON STOCK (90.1%)

     Shares    Security Description             Value         Shares       Security Description                     Value
BUSINESS SERVICES (42.8%)                                   FOOD STORES (2.0%)
     121,600 Aspect Development, Inc. +      $ 7,113,600          51,600 Starbucks Corp. +                       $  1,754,400
     123,300 Broadvision, Inc. +               4,415,681                                                        --------------
      16,300 Digital Insight Corp. +             625,512    HEALTH SERVICES (2.9%)
      41,550 Documentum, Inc. +                2,287,847         139,950 Sunrise Assisted Living, Inc. +            2,545,341
      27,100 eBenX, Inc. +                       438,682                                                         -------------
     106,602 Eclipsys Corp. +                    746,214    MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
      61,900 GETTY IMAGES, INC. +              2,038,831        PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (5.9%)
       4,800 Keynote Systems, Inc. +             167,100          61,160 ArthroCare Corp. +                         5,213,890
      79,252 MemberWorks, Inc. +               2,555,877                                                         -------------
      39,300 Net Perceptions, Inc. +             584,587    MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (3.3%)
      27,325 Novadigm, Inc. +                    353,517          87,975 Forward Air Corp. +                        2,804,203
     110,786 QRS Corp. +                       3,046,615          29,375 Landair Corp.                                119,336
                                                                                                                 -------------
      85,100 RSA Security, Inc. +              4,898,569                                                            2,923,539
      38,650 SITEL Corp. +                       224,654                                                         -------------
      76,257 Synopsys, Inc. +                  3,607,909    RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.9%)
      27,900 Transaction Systems Architects,     338,288          17,150 Trex Co., Inc. +                             763,175
             Inc.                                                                                                -------------
     123,116 Wind River Systems +              4,462,955
                                             ------------
                                              37,906,438    SOCIAL SERVICES (0.6%)
                                             ------------
                                                                  31,975 Bright Horizons Family Solutions, Inc. +     541,577
                                                                                                                 -------------
CHEMICALS & ALLIED PRODUCTS (0.8%)
      23,250 Collagenex Pharmaceuticals, Inc. +  232,500    TRANSPORTATION BY AIR (1.6%)
      18,700 EPIX Medical, Inc. +                257,125          47,500 Atlantic Coast Airlines Holdings +         1,445,781
      14,800 Guilford Pharmaceuticals, Inc. +    207,200                                                         -------------
                                             ------------
                                                 696,825    TRANSPORTATION SERVICES (0.9%)
                                             ------------
                                                                  88,100 RailWorks Corp. +                            792,900
                                                                                                                 -------------
EATING & DRINKING PLACES (5.1%)
       2,300 Krispy Kreme Doughnuts +            134,838    WHOLESALE TRADE-DURABLE GOODS (0.9%)
     126,875 O'Charleys, Inc. +                1,768,320          65,500 Lattitude Communications, Inc. +             765,532
     104,375 Papa John's International, Inc. + 2,615,898
                                             ------------
                                             ------------
                                               4,519,056    Total Common Stock (Cost $57,218,915)                  79,741,667
                                             ------------                                                        -------------
EDUCATIONAL SERVICES (4.4%)
     123,600 Apollo Group, Inc. +              3,592,125    SHORT-TERM INVESTMENTS (9.9%)
      26,440 Sylvan Learning Systems, Inc. +     297,450
                                             ------------
                                             ------------
                                               3,889,575
                                             ------------
                                                            CASH MANAGEMENT ACCOUNTS (9.9%)
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT                      $ 3,095,596 Bt Institutional Cash Management Fund    $ 3,095,596
& COMPONENTS, EXCEPT COMPUTER EQUIPMENT (13.6%)                5,693,732 BT Investment Money Market Fund            5,693,732
      84,850 Advanced Lighting Technologies, Inc.885,622                                                         -------------
      52,750 AstroPower, Inc. +                  722,015    Total Short-Term Investments (Cost $8,789,328)          8,789,328
      99,450 ATMI, Inc. +                      3,816,394                                                         -------------
     136,700 SIPEX Corp. +                     2,992,445    TOTAL INVESTMENTS (100.0%) (COST $66,008,243)         $88,530,995
     110,075 Tekelec +                         3,632,475                                                         =============
                                             ------------
                                             ------------
                                              12,048,951
                                             ------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT &
 RELATED SERVICES (4.4%)
      64,659 AHL Services, Inc. +                493,025
      20,050 Incyte Pharmaceuticals, Inc. +    1,057,637
     501,900 US Oncology, Inc. +               2,384,025
                                             ------------
                                               3,934,687
                                             ------------


---------------------------------------------
        + Non-income producing security.

See Notes to Financial Statements.            6                   FORUM FUNDS[R]

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BIA GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

COMMON STOCK (96.5%)
   Shares   Security Description                    Value           Shares   Security Description                    Value
AMUSEMENT & RECREATION SERVICES (2.0%)                          HEAVY CONSTRUCTION OTHER THAN BUILDING
    14,700 Walt Disney Co.                       $    620,156   CONSTRUCTION-CONTRACTORS (2.5%)
                                                 -----------
                                                                     15,100 Halliburton Co.                      $    770,100
APPAREL & ACCESSORY STORES (4.6%)                                                                                -------------
    14,920 CVS Corp.                                649,020     INDUSTRIAL & COMMERCIAL MACHINERY &
    22,200 GAP, Inc.                                778,388     COMPUTER EQUIPMENT (12.4%)
                                                  1,427,408          19,200 Cisco Systems, Inc. +                   1,094,400
                                                 -----------         12,950 Deere & Co.                               538,234
BUILDING MATERIALS (2.6%)                                            17,690 Dell Computer Corp. +                     762,881
    17,700 Lowe's Cos., Inc.                        824,156           3,885 Hewlett-Packard Co.                       466,686
                                                 -----------         12,800 Ingersoll-Rand Co.                        583,200
BUSINESS SERVICES (9.4%)                                             13,550 Solectron Corp. +                         447,997
                                                                                                                 -------------
    17,050 Computer Associates International, Inc.  878,075                                                         3,893,398
    11,400 Microsoft Corp. +                        713,213                                                      -------------
    14,100 Oracle Corp. +                         1,013,437     INSURANCE (2.6%)
    33,475 Parametric Technology Co. +              355,672           7,306 American International Group, Inc.        822,382
                                                 -----------                                                     -------------
                                                  2,960,397
                                                 -----------
CHEMICALS & ALLIED PRODUCTS (10.7%)                             MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
     7,150 Abbott Laboratories                      290,915      PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (3.4%)
     6,000 Amgen, Inc.                              381,750           9,000 Guidant Corp. +                           455,625
    11,525 Bristol-Myers Squibb Co.                 634,595          11,700 Medtronic, Inc.                           604,013
                                                                                                                 -------------
    12,950 Colgate-Palmolive Co.                    681,494                                                         1,059,638
    12,600 E.I. du Pont de Nemours & Co.            617,400                                                      -------------
     6,190 Warner-Lambert Co.                       755,954     MISCELLANEOUS MANUFACTURING INDUSTRIES (2.8%)
                                                 -----------
                                                  3,362,108          18,975 Tyco International Ltd.                   893,011
                                                 -----------                                                     -------------
COMMUNICATIONS (7.6%)                                           NONDEPOSITORY CREDIT INSTITUTIONS (3.8%)
     8,500 GTE Corp.                                537,625          13,500 Federal Home Loan Mortgage Corp.          600,750
    16,000 Qwest Communications International, Inc. 677,000          21,125 MBNA Corp.                                588,859
                                                                                                                 -------------
    13,100 Sprint Corp. (FON Group)                 792,550                                                         1,189,609
     9,900 WorldCom, Inc. +                         372,487                                                      -------------
                                                 -----------
                                                  2,379,662     PETROLEUM REFINING & RELATED INDUSTRIES (3.0%)
                                                 -----------         11,191 Exxon Corp.                               932,351
DEPOSITORY INSTITUTIONS (7.1%)                                                                                   -------------
    11,450 Chase Manhattan Corp.                    855,172     TRANSPORTATION EQUIPMENT (2.1%)
    13,540 Citigroup, Inc.                          842,019          12,360 Honeywell, Inc.                           675,938
    11,875 Wells Fargo Co.                          537,343                                                      -------------
                                                 -----------
                                                  2,234,534     WATER TRANSPORTATION (1.9%)
                                                 -----------         22,450 Carnival Corp.                            608,956
                                                                                                                 -------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
EXCEPT COMPUTER EQUIPMENT (11.4%)                               WHOLESALE TRADE-NONDURABLE GOODS (2.0%)
     7,025 Intel Corp.                              875,491           9,550 Cardinal Health, Inc.                     619,556
    15,700 Linear Technology Corp.                  927,281                                                      -------------
    15,600 Lucent Technologies, Inc.                895,050     Total Common Stock (Cost $24,819,004)              30,306,818
    12,190 Texas Instruments, Inc.                  880,727                                                      -------------
                                                 -----------
                                                  3,578,549     SHORT-TERM INVESTMENTS (3.5%)
                                                 -----------
                                                                Principal       Security Description                Value
FOOD & KINDRED PRODUCTS (2.4%)                                   $1,093,585 BT Institutional Cash Management Fund
    10,000 Anheuser-Busch Cos., Inc.                775,000                    (Cost $1,093,585)                  $ 1,093,585
                                                 -----------                                                     -------------
GENERAL MERCHANDISE STORES (2.2%)                               Total Investments (100.0%) (Cost $25,912,589)     $31,400,403
    10,846 Target Corp.                             679,909                                                      =============
                                                 -----------

-------------------------------------------------
        + Non-income producing security.

See Notes to Financial Statements.             7                  FORUM FUNDS[R]

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2000
--------------------------------------------------------------------------------

                                                                 BIA                    BIA
                                                              SMALL-CAP               GROWTH
                                                               GROWTH                 EQUITY
                                                                FUND                   FUND
                                                         --------------------   --------------------

ASSETS
Investments (Note  2)
Investments, at cost                                            $ 66,008,243           $ 25,912,589
Net unrealized appreciation                                       22,522,752              5,487,814
                                                         --------------------   --------------------
Total investments, at value                                       88,530,995             31,400,403

Receivable for securities sold                                         5,625                362,175
Interest, dividends and other receivables                             37,952                 37,578
Receivable for Fund shares sold                                       12,238                 91,783
Prepaid expenses                                                       1,285                    423
                                                         --------------------   --------------------

Total Assets                                                      88,588,095             31,892,362
                                                         --------------------   --------------------

LIABILITIES
Payable for securities purchased                                     484,818                297,705
Payable to adviser (Note 3)                                           68,158                 11,408
Payable to administrator (Note 3)                                      7,515                  3,333
Accrued expenses and other liabilities                                68,953                 43,149
                                                         --------------------   --------------------

Total Liabilities                                                    629,444                355,595
                                                         --------------------   --------------------

NET ASSETS                                                      $ 87,958,651           $ 31,536,767
                                                         ====================   ====================

COMPONENTS OF NET ASSETS
Paid-in capital                                                 $ 63,279,495           $ 26,334,920
Undistributed net investment income                                        -                 13,289
Accumulated Net realized gain (loss) from investments              2,156,404               (299,256)
Unrealized appreciation of investments                            22,522,752              5,487,814
                                                         --------------------   --------------------

NET ASSETS                                                      $ 87,958,651           $ 31,536,767
                                                         ====================   ====================

SHARES OF BENEFICIAL INTEREST                                      6,363,038              2,907,745

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE                                                      $ 13.82                $ 10.85





See Notes to Financial Statements.             8                  FORUM FUNDS[R]

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
PERIOD ENDED MAY 31, 2000
--------------------------------------------------------------------------------

                                                               BIA                    BIA
                                                            SMALL-CAP               GROWTH
                                                             GROWTH                 EQUITY
                                                              FUND                   FUND
                                                       --------------------   --------------------

INVESTMENT INCOME
Interest income                                                  $ 293,038               $ 51,883
Dividend income                                                      4,113                186,816
                                                       --------------------   --------------------
Total Investment Income                                            297,151                238,699
                                                       --------------------   --------------------

EXPENSES
Investment advisory (Note 3)                                       667,550                157,189
Adminstration (Note 3)                                              66,483                 36,889
Transfer Agency (Note 3)                                            17,667                 17,127
Custody (Note 3)                                                    20,592                 16,274
Legal                                                               12,085                  3,776
Trustees                                                             3,439                  1,126
Reporting                                                           12,459                  3,815
Accounting (Note 3)                                                 37,400                 37,400
Auditing                                                            19,900                 19,900
Compliance                                                          32,394                 24,170
Pricing                                                              1,354                  1,476
Miscellaneous                                                       11,669                  5,303
                                                       --------------------   --------------------
Total Expenses                                                     902,992                324,445
Fees waived (Note 4)                                               (67,914)              (114,368)
                                                       --------------------   --------------------
Net Expenses                                                       835,078                210,077
                                                       --------------------   --------------------

NET INVESTMENT INCOME (LOSS)                                      (537,927)                28,622
                                                       --------------------   --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss) on investments                          2,156,404               (299,256)
Net change in unrealized appreciation of investments            16,441,994              2,103,490
                                                       --------------------   --------------------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                                     18,598,398              1,804,234
                                                       --------------------   --------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ 18,060,471            $ 1,832,856
                                                       ====================   ====================






See Notes to Financial Statements.            9                   FORUM FUNDS[R]

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD ENDED MAY 31, 2000
--------------------------------------------------------------------------------

                                                                          BIA                              BIA
                                                                       SMALL-CAP                          GROWTH
                                                                        GROWTH                            EQUITY
                                                                         FUND                              FUND
                                                           -----------------------------      ------------------------------

                                                              Amount          Shares              Amount          Shares

NET ASSETS - June 28, 1999 (Note 1)                            $       -                           $       -
                                                           --------------                     ---------------

OPERATIONS
Net investment income (loss)                                    (537,927)                             28,622
Net realized gain (loss) on investments sold                   2,156,404                            (299,256)
Net change in unrealized appreciation of investments          16,441,994                           2,103,490
                                                           --------------                     ---------------
Net Increase in Net Assets Resulting from Operations          18,060,471                           1,832,856
                                                           --------------                     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income on investments                                   -                             (15,333)
                                                           --------------                     ---------------

CAPITAL SHARE TRANSACTIONS
Sale of shares                                                36,912,135      2,917,541           20,315,286      1,960,222
Transactions due to acquisition                               39,482,102      3,948,210           11,053,062      1,105,306
Reinvestment of distributions                                          -              -                   41              4
Redemption of shares                                          (6,496,057)      (502,713)          (1,649,145)      (157,787)
                                                           --------------   ------------      ---------------  -------------

Net Increase from Capital Transactions                        69,898,180      6,363,038           29,719,244      2,907,745
                                                           --------------   ============      ---------------  =============

Net Increase in Net Assets                                    87,958,651                          31,536,767
                                                           --------------                     ---------------

NET ASSETS - May 31, 2000 (A)                                $87,958,651                         $31,536,767
                                                           ==============                     ===============

(A) Undistributed net investment
     income                                                          $ -                            $ 13,289
                                                           ==============                     ===============










See Notes to Financial Statements.            10                  FORUM FUNDS[R]

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These financial highlights reflect selected data and ratios for a share outstanding throughout the period:

                                                                     BIA                          BIA
                                                                  SMALL-CAP                      GROWTH
                                                                    GROWTH                       EQUITY
                                                                     FUND                         FUND
                                                           -------------------------    -------------------------
                                                              June 28, 1999 (b)            June 28, 1999 (b)
                                                                      to                           to
                                                                 May 31, 2000                 May 31, 2000
                                                           -------------------------    -------------------------

NET ASSET VALUE, Beginning of Period                                         $10.00                       $10.00
                                                           -------------------------    -------------------------

OPERATIONS
Net investment income (loss)                                                  (0.10)                        0.01
Net realized and unrealized gain on investments                                3.92                         0.85
                                                           -------------------------    -------------------------
                                                           -------------------------    -------------------------
Total from Investment Operations                                               3.82                         0.86
                                                           -------------------------    -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                                             -                        (0.01)
                                                           -------------------------    -------------------------

NET ASSET VALUE, End of Period                                               $13.82                       $10.85
                                                           =========================    =========================

TOTAL RETURN                                                                 38.20%                        8.59%

RATIO/SUPPLEMENTARY DATA
 Net assets at end of period (000's omitted)                                $87,959                      $31,537
 Ratios to Average Net Assets
   Expenses, including waiver of fees (a)                                     1.25%                        1.00%
   Expenses, excluding waiver of fees (a)                                     1.35%                        1.55%
Net investment income (loss), including waiver of fees (a)                   (0.80%)                       0.14%


PORTFOLIO TURNOVER RATE                                                         30%                          42%



----------------------------------------------------------------------

(a)  Annualized.
(b)  See Note 1 in Notes to Financial Statements for commencement of operations.









See Notes to Financial Statements.            11                  FORUM FUNDS[R]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to BIA Small-Cap Growth Fund and BIA Growth Equity Fund (individually a "Fund", and collectively, "the Funds"), each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The BIA Small-Cap Growth Fund and BIA Growth Equity Fund commenced operations on June 28, 1999 after acquiring the net assets of BIA Small-Cap Growth Fund Limited Partnership and BIA Growth Equity Fund Limited Partnership (each a "Partnership," collectively the "Partnerships"), respectively. Each Fund issued shares in exchange for the net assets of its corresponding Partnership. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income is required.

EXPENSE ALLOCATION - The Trust is comprised of nineteen active fund series and it accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.






                                       12                         FORUM FUNDS[R]

--------------------------------------------------------------------------------

MAY 31, 2000
--------------------------------------------------------------------------------

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to each Fund is Brown Investment Advisory & Trust Company a wholly owned subsidiary of Brown Capital Holdings Incorporated. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from BIA Small-Cap Growth Fund and BIA Growth Equity Fund at an annual rate of 1.00% and 0.75%, respectively, of each Fund's average daily net assets.

ADMINISTRATOR - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $100 million, and 0.075% of the remaining average daily net assets of each Fund, subject to a minimum fee of $40,000 per year.

CUSTODY - Forum Trust, LLC serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of a Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from each Fund an annual fee of $18,000, plus certain shareholder account fees.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services, FAcS receives from each Fund an annual fee of $36,000, plus certain amounts based upon the asset levels of the Funds as well as the number and type of portfolio transactions made by the Fund. Forum Trust, LLC, ("Forum Trust"), provides custodial services to each Fund. For its services, Forum Trust receives a fee that is primarily based on the average net assets of each Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees.

NOTE 4.  WAIVER OF FEES

The Adviser voluntarily waived fees for the period June 28, 1999 to May 31, 2000 as follows: BIA Small-Cap Growth Fund, $67,914 and BIA Growth Equity Fund, $114,368.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period June 28, 1999 to May 31, 2000, were as follows:

                                       BIA                        BIA
                             SMALL-CAP GROWTH FUND        GROWTH EQUITY FUND
Cost of Purchases                  $75,086,252                $34,114,106
Proceeds from Sales                 20,119,279                  8,995,846

For federal income tax purposes, the tax basis of investment securities, net unrealized appreciation of investments, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation for all securities, and the capital loss carryovers (which expire in May 2008) available to offset future capital gains, for the period June 28, 1999 to May 31, 2000, were as follows:







                                       13                         FORUM FUNDS[R]

--------------------------------------------------------------------------------

MAY 31, 2000
--------------------------------------------------------------------------------

                                                         BIA                        BIA
                                               SMALL-CAP GROWTH FUND         GROWTH EQUITY FUND
Tax Basis                                             $66,182,608               $26,023,385

Net Unrealized Appreciation                            22,348,387                 5,377,018

Aggregate Gross Unrealized Depreciation               (10,055,241)               (1,433,139)

Aggregate Gross Unrealized Appreciation                32,403,628                 6,810,157

Capital Loss Carryovers                                     -                       111,389



NOTE 6. ACQUISITION OF FUNDS

As of June 28, 1999, BIA Small-Cap Growth Fund and BIA Growth Equity Fund acquired all of the net assets of BIA Small-Cap Growth Fund Limited Partnership and BIA Growth Equity Fund Limited Partnership, respectively. Each Partnership's net assets and unrealized gain immediately prior to acquisition were as follows:

                                                  NET ASSETS    UNREALIZED GAINS
BIA Small-Cap Growth Fund Limited Partnership     $39,482,102      $6,080,758
BIA Growth Equity Fund Limited Partnership         11,053,062       3,384,324

The net assets of BIA Small-Cap Growth Fund and BIA Growth Equity Fund immediately after the acquisition were $39,482,102 and $11,053,062, respectively. The shares issued as a result of the acquisition amounted to 3,948,210 and 1,105,306, respectively.

NOTE 7. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR
UNAUDITED)

Income Dividends - All income dividends paid by the BIA Growth Equity Fund were ordinary income for federal income tax purposes. The percentage of qualifying dividends eligible for the corporate dividends received deduction was 100.00%.











                                       14                         FORUM FUNDS[R]

--------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


THE BOARD OF TRUSTEES AND SHAREHOLDERS,
        BIA SMALL CAP GROWTH FUND AND BIA GROWTH EQUITY FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BIA Small Cap Growth Fund and BIA Growth Equity Fund, (the "Funds") as of May 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period from June 28, 1999 (commencement of operations) to May 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of May 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2000, and the results of their operations, the changes in net assets and its financial highlights for the period from June 28, 1999 (commencement of operations) to May 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Boston, Massachusetts
July 7, 2000

                 (This page has been left blank intentionally.)

                               INVESTMENT ADVISER
                    Brown Investment Advisory & Trust Company
                                  Furness House
                                 19 South Street
                               Balitmore, MD 21202


                                   DISTRIBUTOR
                            Forum Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101


                                 TRANSFER AGENT
                           Forum Shareholder Services
                               Two Portland Square
                              Portland, Maine 04101




               This report is authroized for distribution only to shareholders and To others who have received a copy of the Funds' prospectuses.